INCOME
                                                              OPPORTUNITIES
                                                              FUND 1999, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              June 30, 1999

INCOME OPPORTUNITIES FUND 1999, INC.

The Benefits and
Risks of
Leveraging

Income Opportunities Fund 1999, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

                             Income Opportunities Fund 1999, Inc., June 30, 1999

DEAR SHAREHOLDER

For the six months ended June 30, 1999, Income Opportunities Fund 1999, Inc. earned $0.237 per share income dividends, which included earned and unpaid dividends of $0.029 per share. This represents a net annualized yield of 4.83%, based on a month-end net asset value of $9.91 per share. Over the same period, the Fund's total investment return was +2.54%, based on a change in per share net asset value from $9.87 to $9.91, and assuming reinvestment of $0.208 per share income dividends.

Economic Environment

Gross domestic product (GDP) rose 4.1% in the first quarter of 1999, as robust consumer spending continued to fuel US growth and prop up flagging economies globally. US consumer spending rose 6.8% in the first quarter of 1999, the fastest pace in nearly 15 years. In addition, had the US trade deficit not reached record levels in the quarter, GDP growth would have been reported much higher. Consequently, as a result of excessive growth, inflationary fears entered the financial markets and interest rates rose during the three-month period ended June 30, 1999.

Many sectors of the US economy continued to show strength during the June quarter. In April, new home sales were reported at a 978,000-unit rate, the second-highest level ever recorded while vehicle sales in April rose to a 13-year high. The manufacturing sector was strong, and the National Association of Purchasing Managers Index (NAPM), a measure of strength within the manufacturing sector of the US economy, rose to a 19-month high in May. More interestingly, strength within the manufacturing sector appeared to be broad based as every component within the NAPM Index rose in May, with the exception of inventory accumulation. US labor market conditions remain taut. The US unemployment rate continued to decline and hit a 29-year low of 4.2% in May. Significantly, hourly wages rose 0.4% in May and are up 3.6% from a year ago, the first year-over-year increase in 13 months. As a result of these series of strong economic reports, the Federal Reserve Board raised short-term interest rates at its Federal Open Market Committee meeting in June.

Although inflation is currently at a 33-year low, the Federal Reserve Board raised interest rates as a pre-emptive measure to counter potential inflationary pressures resulting from tight labor market conditions. While investors are pricing in two more interest rate hikes, we believe the Federal Reserve Board will remain on hold for the rest of 1999. We believe there is little reason to increase interest rates further. First, with the possible exception of wage pressures, there are no indications other sectors of the economy are experiencing inflationary strains. Second, while many foreign countries have rebounded nicely from last year's global economic turmoil, there are still several countries in the midst of the recovery process. A sharp increase in US interest rates could be detrimental to the global economy. Key economic indicators, which will dictate Federal Reserve Board policy, are employment reports, retail sales reports and consumer price index reports.

Portfolio Matters

As recently as April it appeared that we would reach our goal of achieving a $10.00 net asset value by year-end. However, it now seems that reaching this goal will be a difficult challenge. Subsequent to the close of the Fund's six-month period ended June 30, 1999, we elected to reduce the Fund's dividend payout, since a payout higher than the earnings rate could jeopardize the Fund's ability to return a net asset value of $10.00 per share at its termination.

There are two primary reasons for this decline. First, although interest rates have increased, the two-year Treasury note has moved up over 60 basis points (0.60%) in yield since mid-April. Second, there are growing expectations that the Federal Reserve Board could raise interest rates further. Most securities, including those in which the Fund invests, have their cash flows priced in the marketplace based on expectations of future interest rates. With higher interest rates and expectations that rates will continue to rise, there were significant price declines for many of the Fund's holdings.

Concerns about multiple interest rate increases led us to sell most of the Fund's securities with large cash flows into the second half of 2000. This included several inverse floater positions (securities whose coupons vary inversely with the interest rate). We reinvested the proceeds into Treasury notes and Federal Home Loan Mortgage Corporation discount notes at much lower yields. This, in part, reflects the gap in yield between 12-month Treasury securities at 5.06% and 12-month London Interbank Offered Rate at 5.84%. More than 25% of the portfolio's net assets are invested in US Government and Government agency issues, which reduces the portfolio yield. Furthermore, any paydowns and subsequent reinvestments are likely to reduce the yield further.

In addition to moving toward a more conservative portfolio structure, we are continually reducing the Fund's leveraged position. By the end of October 1999, we expect the portfolio to be unleveraged with more than half of the Fund's investments in US Government and agency securities with fixed maturity dates. By December 1, 1999, we expect the portfolio to be substantially invested in cash and money market instruments, awaiting the Fund's termination and the final distribution in late December.

In Conclusion

We thank you for your investment in Income Opportunities Fund 1999, Inc., and we look forward to updating you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

August 11, 1999

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Income Opportunities Fund 1999, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.


                                     2 & 3

                             Income Opportunities Fund 1999, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS

                                                                                                                             Percent
                   S&P   Moody's      Face                                                                        Value       of Net
                 Rating  Rating      Amount                        Issue                            Cost         (Note 1a)   Assets
====================================================================================================================================
Adjustable Rate+                               CS First Boston Mortgage Securities Corp.:
Mortgage-Backed & AAA++ Aaa      $ 5,153,399      98-FL2A-A1, 5.47% due 1/15/2000              $  5,144,542   $  5,148,568     1.2%
Asset-Backed      AAA   Aaa        6,831,148      98-FL1A-A, 5.08% due 9/10/2000                  6,824,744      6,747,894     1.6
Obligations*--    NR++  A2        25,000,000      98-FL1-D, 5.72% due 12/10/2000                 24,950,781     24,812,500     5.8
London Inter-     AAA   Aaa        4,295,477   ContiMortgage Home Equity Loan Trust,
bank Offered                                   98-3-A12, 5.148% due 5/15/2013 (b)                 4,288,094      4,294,317     1.0
Rate Indexed                                   DLJ Commercial Mortgage Corp.++++++:
Obligations       NR++  Aaa        1,808,293      98-ST1A-A1, 5.15% due 2/08/2000                 1,808,293      1,808,010     0.4
                  NR++  Aa2        7,400,000      98-ST1A-A2, 5.31% due 10/08/2000                7,387,250      7,395,375     1.7
                  NR++  A2         5,000,000      98-ST1A-A3, 5.51% due 12/08/2000                5,003,759      4,994,531     1.2
                  AAA   Aaa        1,279,366   IMC Home Equity Loan Trust, 98-1-A1, 5.134%
                                               due 12/20/2012                                     1,278,567      1,278,829     0.3
                  AA    Aa2        8,000,000   Morgan Stanley Aircraft Finance, 1-A1,
                                               5.198% due 3/15/2023 (a)                           7,993,750      7,980,000     1.9
                  AA+   Aaa        2,174,786   Sears Mortgage Securities Corporation,
                                               REMIC** 92-18B-A2, 6.773% due 9/25/2022 (b)        2,185,280      2,140,664     0.5
                  AAA   Aaa        3,000,000   World Omni Wholesale Master Trust, 96-2-A,
                                               5.363% due 10/25/2001                              3,000,000      3,000,000     0.7
                  ------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Adjustable Rate
                                               Mortgage-Backed & Asset-Backed Obligations--
                                               London Interbank Offered Rate Indexed
                                               Obligations                                       69,865,060     69,600,688    16.3
====================================================================================================================================
Fixed Rate        AAA+++Aaa        3,351,080   American Southwest Financial Securities
Mortgage-                                      Corp., 95-C1-A1A, 7.30% due 10/17/2001             3,394,097      3,351,080     0.8
Backed &          AAA   Aaa       15,000,000   Arcadia Automobile Receivables Trust,
Asset-Backed                                   97-B-A4, 6.50% due 6/17/2002                      15,136,138     15,104,250     3.5
Obligations*                                   BankBoston RV Asset Backed Trust (a):
                  AAA   Aaa       10,794,057      97-1-A5, 6.35% due 10/15/2005                  10,811,322     10,823,417     2.5
                  AAA   Aaa       11,215,000      97-1-A6, 6.44% due 1/15/2007                   11,273,620     11,234,514     2.6
                  AAA   Aaa        1,628,117   Block Mortgage Finance Inc., 98-1-A1, 6.35%
                                               due 9/25/2012 (a)                                  1,624,301      1,623,689     0.4
                  AAA   Aaa        3,512,596   Bombardier Capital Mortgage Securitization
                                               Corp., 99-A-A1, 5.825% due 2/15/2010 (b)           3,512,595      3,497,228     0.8
                  AAA   Aaa        4,156,255   EQCC Home Equity Loan Trust, 96-2-A2, 6.70%
                                               due 9/15/2008 (a)                                  4,165,036      4,165,773     1.0
                  NR++  NR++         126,494   Federal Home Loan Mortgage Corporation,
                                               Pool L73244, 5.50% due 8/01/2000                     124,399        125,254     0.0
                  NR++  NR++       1,500,000   Federal Home Loan Mortgage Corporation,
                                               REMIC** G-13-PG, 6% due 7/25/2016 (b)              1,477,969      1,499,520     0.4
                                               Federal National Mortgage Association, Pool:
                  NR++  NR++         710,176     #50671, 6% due 12/01/1999                          703,185        707,406     0.2
                  NR++  NR++       8,232,801     #80306, 8% due 3/01/2000                         8,272,838      8,248,608     1.9
                  NR++  NR++         109,648     #209622, 5.50% due 4/01/2000                       107,284        109,085     0.0
                  NR++  NR++       1,630,088     #50759, 6% due 7/01/2000                         1,614,042      1,620,503     0.4
                  NR++  NR++       1,307,181     #124909, 6% due 7/01/2000                        1,294,313      1,299,495     0.3
                  NR++  NR++         889,687     #50780, 6% due 8/01/2000                           880,930        884,456     0.2
                                               Federal National Mortgage Association,
                                               REMIC**:
                  NR++  NR++       5,265,350      94-M2-A, 6.625% due 2/25/2001                   5,191,306      5,289,728     1.2
                  NR++  NR++      16,600,000      97-67-PC, 6.25% due 3/18/2005 (1)(b)           16,594,164     16,597,842     3.9
                  NR++  NR++       1,797,217      92-44-G, 7.25% due 10/25/2005 (1)(a)            1,804,792      1,798,349     0.4
                  NR++  NR++       2,690,434      94-M3-B, 7.71% due 4/25/2006 (1)(b)             2,751,850      2,693,958     0.6
                  NR++  NR++       2,023,232      G93-16-E, 5% due 11/25/2015 (a)                 1,857,566      2,011,842     0.5
                  NR++  NR++       1,258,926      G93-20-PE, 5.90% due 5/25/2016 (a)              1,236,895      1,254,596     0.3
                  NR++  NR++       1,051,696      93-142-A, 5.25% due 9/25/2016 (b)               1,047,753      1,046,438     0.2
                  NR++  NR++       1,991,586      97-7-PK, 6.50% due 10/18/2017 (1)(b)            1,991,871      1,994,052     0.5
                  NR++  NR++       5,696,243      G97-5-SB, 9% due 3/17/2019 (1)(a)               5,738,469      5,797,543     1.4
                  NR++  NR++       4,083,010      99-W5-A1, 5.825% due 2/25/2029 (b)              4,083,010      4,062,758     1.0
                                               Ford Credit Auto Owner Trust:
                  AAA   Aaa        6,504,657      98-B-A2, 5.80% due 10/15/2000                   6,517,285      6,514,804     1.5
                  A     A2        18,000,000      96-A, 7% due 12/15/2001                        18,081,243     18,061,740     4.2
                  AAA   AAA++      8,277,320   GE Capital Mortgage Services, Inc., REMIC**
                                               95-9-A3, 6.375% due 11/25/2025 (b)                 8,202,306      8,273,181     1.9
                  AA++  AAA++      8,552,000   Government National Mortgage Association,
                                               CMO*** 97-16-PB, 7% due 7/20/2019 (b)              8,591,022      8,610,923     2.0
                  AA++  Aa2          299,870   Green Tree Financial Corporation, 94-5-A3,
                                               7.60% due 11/15/2019                                 300,016        300,056     0.1
                  AAA   AAA++      5,000,000   Green Tree Home Improvement Loan Trust,
                                               96-F-HEA3, 6.90% due 1/15/2028 (a)                 5,028,070      5,025,650     1.2
                  AAA   Aaa        6,500,000   Household Automobile Revolving Trust,
                                               98-1-A2, 5.514% due 11/19/2001                     6,500,000      6,494,922     1.5
                                               Kidder Peabody Acceptance Corp.,
                                               REMIC** (b):
                  AA    AA+++      4,000,000      94-C1-B, 6.85% due 2/01/2006                    4,022,193      4,045,480     1.0
                  NR++  A+++       8,000,000      94-C1-C, 7% due 2/01/2006                       8,046,572      8,109,120     1.9
                  A     A2        15,000,000   NationsBank Auto Owner Trust, 96-A-B2,
                                               6.875% due 5/15/2003 (b)                          15,111,832     15,111,450     3.6
                  AAA   Aaa       15,272,196   Newcourt Equipment Trust Securities,
                                               98-2-A2, 5.29% due 10/15/2000                     15,270,421     15,264,560     3.6
                  AAA   Aaa       15,000,000   Olympic Automobile Receivables Trust,
                                               95-E-A5, 5.95% due 11/15/2001                     15,035,547     15,032,400     3.5
                  AAA   Aaa       11,214,381   PNC Mortgage Securities Corp., CMO***
                                               97-6-A1, 6.49% due 10/25/2026 (b)                 11,212,980     11,012,824     2.6
                                               Prudential Home Mortgage Securities
                                               Company, Inc., REMIC**:
                  AAA++ Aaa           37,703      92-36-A8, 6.50% due 11/25/1999                     37,102         37,550     0.0
                  AAA++ Aaa        9,084,209      93-40-A3, 6.50% due 10/25/2023 (b)              8,913,880      9,067,857     2.1
                  AA+++ Aa2          629,310   Resolution Trust Corporation, REMIC**
                                               95-C2-B, 6.80% due 5/25/2027 (b)                     629,113        629,310     0.2
                  AAA   Aaa        2,692,481   UCFC Home Equity Loan, 96-D1-A3, 6.541% due
                                               11/15/2013 (a)                                     2,693,236      2,692,023     0.6
                                               WFS Financial Owner Trust:
                  AAA   Aaa        4,215,129      98-B-A2, 5.777% due 1/20/2001                   4,219,732      4,192,736     1.0
                  AAA   Aaa       10,000,000      99-A-A2, 5.385% due 8/20/2001                  10,000,000     10,000,000     2.4
                  NR++  A3         4,981,820   World Omni Automobile Lease Securitization
                                               Corp., 97-B-B, 6.46% due 11/25/2003 (b)            4,993,942      5,001,199     1.2
                  ------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Fixed Rate Mortgage-
                                               Backed & Asset-Backed Obligations                260,096,237    260,319,169    61.1
====================================================================================================================================


                                     4 & 5

                             Income Opportunities Fund 1999, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                             Percent
                   S&P   Moody's      Face                                                                        Value       of Net
                 Rating  Rating      Amount                        Issue                            Cost         (Note 1a)   Assets
====================================================================================================================================
Derivative        AAA+++Aaa      $ 9,159,620   American Southwest Financial Securities Corp.,
Mortgage-                                      REMIC** 95-C1-S1A, 2.582% due 10/17/2001         $ 1,513,209     $  239,009     0.1%
Backed            NR++  NR++       2,058,284   Federal Home Loan Mortgage Corporation,
Obligations*--                                 REMIC** 1523-PH, 6.50% due 2/15/2018 (b)             149,811        143,045     0.0
Interest                                                                                        -----------     ----------   -----
Only (2)
                                                                                                  1,663,020        382,054     0.1
====================================================================================================================================
Derivative                                     Federal Home Loan Mortgage Corporation,
                                               REMIC**:
Mortgage-Backed   NR++  NR++       7,167,214      1453-S, 7.76% due 1/15/2000 (1)                 6,555,761      7,212,009     1.7
Obligations*--    NR++  NR++       2,454,226      1516-SC, 5.947% due 6/15/2000                   1,847,572      2,421,879     0.6
Inverse           NR++  NR++       5,618,048      1516-S, 6.444% due 6/15/2000                    5,194,938      5,557,301     1.3
Floaters (3)      NR++  NR++       1,442,833      1521-S, 6.337% due 7/15/2000                    1,316,585      1,372,946     0.3
                                               Federal National Mortgage Association,
                                               REMIC**:
                  NR++  NR++       5,003,830      93-81-S, 3.234% due 6/25/2000                   3,366,640      4,601,923     1.1
                  NR++  NR++      10,000,000      X-169-B, 5.074% due 9/25/2000                   7,650,000      9,609,379     2.2
                                               Prudential Home Mortgage Securities Company,
                                               Inc., REMIC**:
                  NR++  Aaa          819,865      93-59-A6, 4.094% due 12/25/2000                   642,825        784,677     0.2
                  NR++  Aaa        1,285,270      93-59-A8, 4.51% due 12/25/2000                  1,028,216      1,234,761     0.3
                                                                                               ------------   ------------   -----
                                                                                                 27,602,537     32,794,875     7.7
                  ------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Derivative
                                               Mortgage-Backed Obligations                       29,265,557     33,176,929     7.8
====================================================================================================================================
                                               Total Investments in Mortgage-Backed &
                                               Asset-Backed Obligations                         359,226,854    363,096,786    85.2
====================================================================================================================================
Corporate Bonds   BBB   Baa3      10,000,000   AT&T Capital Corporation, 6.501% due
                                               6/07/2000 (4)                                     10,000,000     10,000,000     2.4
                  ------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Corporate Bonds              10,000,000     10,000,000     2.4
====================================================================================================================================
US Government     AAA   Aaa       40,000,000   US Treasury Notes, 5.625% due 4/30/2000 (1)       40,233,774     40,106,400     9.4
Obligations       ------------------------------------------------------------------------------------------------------------------
                                               Total Investments in US Government
                                               Obligations                                       40,233,774     40,106,400     9.4
====================================================================================================================================
Short-Term        Repurchase       1,058,000   Morgan Stanley, Dean Witter, Discover & Co.,
Securities        Agreements++++                purchased on 6/30/1999 to yield 4.90% to
                                               7/01/1999                                          1,058,000      1,058,000     0.2
                  ------------------------------------------------------------------------------------------------------------------
                  US Government   80,000,000   Federal National Mortgage Association,
                  Agency                       4.90% due 12/03/1999                              78,312,222     78,219,200    18.4
                  Obligations++++++++
                  ------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Short-Term Securities        79,370,222     79,277,200    18.6
====================================================================================================================================
                                               Total Investments                               $488,830,850    492,480,386   115.6
                                                                                               ============
                                               Liabilities in Excess of Other Assets                           (66,429,889)  (15.6)
                                                                                                              ------------   -----
                                               Net Assets                                                     $426,050,497   100.0%
                                                                                                              ============   =====
====================================================================================================================================

         Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
(a)      Less than 1 year.
(b)      1-3 years.
* Mortgage-Backed & Asset-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
** Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
***      Collateralized Mortgage Obligation (CMO).
+ Adjustable Rate Mortgage-Backed & Asset-Backed Obligations have coupon rates that reset periodically to reflect changes in a referenced interest rate.
++       Rating of issue is by Fitch Investors Service.
+++      Rating of issue is by Duff & Phelps.
(1) Security represents collateral in connection with Reverse Repurchase Agreements (Note 5).
(2) Securities that receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(3) Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
(4)      Floating rate note.
++       Not Rated.
++++ Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
++++++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
++++++++ Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

         See Notes to Financial Statements.


                                     6 & 7

                             Income Opportunities Fund 1999, Inc., June 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of June 30, 1999
===============================================================================================================
Assets:        Investments, at value (identified cost--$488,830,850) (Note 1a)                    $ 492,480,386
               Cash ...........................................................                         365,467
               Receivables:
                  Interest ....................................................   $   1,679,144
                  Principal paydowns ..........................................         535,862       2,215,006
                                                                                  -------------
               Prepaid expenses and other assets ..............................                           8,626
                                                                                                  -------------
               Total assets ...................................................                     495,069,485
                                                                                                  -------------
===============================================================================================================
Liabilities:   Payables:
                  Reverse repurchase agreements (Note 5) ......................      67,325,000
                  Interest expense (Note 5) ...................................         448,170
                  Investment adviser (Note 2) .................................         140,279      67,913,449
                                                                                  -------------
               Accrued expenses and other liabilities .........................                       1,105,539
                                                                                                  -------------
               Total liabilities ..............................................                      69,018,988
                                                                                                  -------------
===============================================================================================================
Net Assets:    Net assets .....................................................                   $ 426,050,497
                                                                                                  =============
===============================================================================================================
Capital:       Capital Stock, $.10 par value, 200,000,000 shares authorized ...                   $   4,297,463
               Paid-in capital in excess of par ...............................                     418,307,442
               Undistributed investment income--net ...........................                      19,725,978
               Accumulated realized capital losses on investments--net (Note 6)                     (19,929,922)
               Unrealized appreciation on investments--net ....................                       3,649,536
                                                                                                  -------------
               Net assets--Equivalent to $9.91 per share based on 42,974,627
               shares outstanding (market price--$9.75) .......................                   $ 426,050,497
                                                                                                  =============
===============================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                      For the Six Months Ended June 30, 1999
============================================================================================================
Investment Income     Interest and amortization of premium and discount earned                  $ 15,369,668
(Note 1e):            Other ..................................................                       145,298
                                                                                                ------------
                      Total income ...........................................                    15,514,966
                                                                                                ------------
============================================================================================================
Expenses:             Interest expense (Note 5) ..............................   $  2,220,416
                      Investment advisory fees (Note 2) ......................        831,946
                      Accounting services (Note 2) ...........................         47,731
                      Professional fees ......................................         37,053
                      Transfer agent fees ....................................         27,025
                      Directors' fees and expenses ...........................         16,786
                      Custodian fees .........................................         15,409
                      Printing and shareholder reports .......................         14,223
                      Pricing fees ...........................................          3,658
                      Other ..................................................         21,008
                                                                                 ------------
                      Total expenses .........................................                     3,235,255
                                                                                                ------------
                      Investment income--net .................................                    12,279,711
                                                                                                ------------
============================================================================================================
Realized &            Realized gain on investments--net ......................                     5,737,937
Unrealized Gain       Change in unrealized appreciation on investments--net ..                    (6,972,240)
(Loss) on                                                                                       ------------
Investments--Net      Net Increase in Net Assets Resulting from Operations ...                  $ 11,045,408
(Notes 1c, 1e & 3)                                                                              ============
============================================================================================================

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the          For the
                                                                                        Six Months          Year
                                                                                          Ended            Ended
                                                                                         June 30,       December 31,
                Increase (Decrease) in Net Assets:                                         1999             1998
====================================================================================================================
Operations:     Investment income--net ............................................   $  12,279,711    $  26,702,492
                Realized gain (loss) on investments--net ..........................       5,737,937       (5,799,847)
                Change in unrealized appreciation on investments--net .............      (6,972,240)       2,635,129
                                                                                      -------------    -------------
                Net increase in net assets resulting from operations ..............      11,045,408       23,537,774
                                                                                      -------------    -------------
====================================================================================================================
Dividends to    Investment income--net ............................................      (8,952,904)     (24,531,254)
Shareholders                                                                          -------------    -------------
(Note 1f):      Net decrease in net assets resulting from dividends to shareholders      (8,952,904)     (24,531,254)
                                                                                      -------------    -------------
====================================================================================================================
Net Assets:     Total increase (decrease) in net assets ...........................       2,092,504         (993,480)
                Beginning of period ...............................................     423,957,993      424,951,473
                                                                                      -------------    -------------
                End of period* ....................................................   $ 426,050,497    $ 423,957,993
                                                                                      =============    =============
====================================================================================================================
               *Undistributed investment income--net ..............................   $  19,725,978    $  16,399,171
                                                                                      =============    =============
====================================================================================================================

                See Notes to Financial Statements.


                                     8 & 9

                             Income Opportunities Fund 1999, Inc., June 30, 1999

STATEMENT OF CASH FLOWS

                        For the Six Months Ended June 30, 1999
==========================================================================================================
Cash Provided by        Net increase in net assets resulting from operations .............   $  11,045,408
Operating Activities:   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables ........................................       1,270,500
                          Increase in other liabilities ..................................         190,170
                          Realized and unrealized loss on investments--net ...............       1,234,303
                          Amortization of premium and discount--net ......................         453,896
                                                                                             -------------
                        Net cash provided by operating activities ........................      14,194,277
                                                                                             -------------
==========================================================================================================
Cash Used for           Proceeds from principal payments and sales of long-term securities     283,679,770
Investing Activities:   Purchases of long-term securities ................................    (221,685,761)
                        Purchases of short-term investments ..............................    (710,720,450)
                        Proceeds from sales and maturities of short-term investments .....     646,270,191
                                                                                             -------------
                        Net cash used for investing activities ...........................      (2,456,250)
                                                                                             -------------
==========================================================================================================
Cash Used for           Cash receipts from borrowings ....................................     156,962,000
Financing Activities:   Cash payments on borrowings ......................................    (157,412,000)
                        Dividends paid to shareholders ...................................     (10,922,560)
                                                                                             -------------
                        Net cash used for financing activities ...........................     (11,372,560)
                                                                                             -------------
==========================================================================================================
Cash:                   Net increase in cash .............................................         365,467
                        Cash at beginning of period ......................................               0
                                                                                             -------------
                        Cash at end of period ............................................   $     365,467
                                                                                             =============
==========================================================================================================
Cash Flow               Cash paid for interest ...........................................   $   2,844,254
Information:                                                                                 =============
==========================================================================================================

                        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have       For the
                    been derived from information provided in the     Six Months               For the Year Ended
                    financial statements.                               Ended                     December 31,
                                                                       June 30,     -----------------------------------------
                    Increase (Decrease) in Net Asset Value:             1999+        1998+      1997+      1996+      1995
=============================================================================================================================
Per Share           Net asset value, beginning of period ...........   $   9.87     $   9.89   $   9.69   $   9.50   $   8.22
Operating                                                              --------     --------   --------   --------   --------
Performance:        Investment income--net .........................        .29          .62        .61        .60        .55
                    Realized and unrealized gain (loss) on
                    investments--net ...............................       (.04)        (.07)       .16        .09       1.23
                                                                       --------     --------   --------   --------   --------
                    Total from investment operations ...............        .25          .55        .77        .69       1.78
                                                                       --------     --------   --------   --------   --------
                    Less dividends from investment income--net .....       (.21)        (.57)      (.57)      (.50)      (.50)
                                                                       --------     --------   --------   --------   --------
                    Net asset value, end of period .................   $   9.91     $   9.87   $   9.89   $   9.69   $   9.50
                                                                       ========     ========   ========   ========   ========
                    Market price per share, end of period ..........   $   9.75     $ 9.6875   $ 9.5625   $   9.00   $   8.25
                                                                       ========     ========   ========   ========   ========
=============================================================================================================================
Total Investment    Based on market price per share ................       2.78%++      7.42%     12.90%     15.53%     19.00%
Return:**                                                              ========     ========   ========   ========   ========
                    Based on net asset value per share .............       2.54%++      5.82%      8.45%      8.02%     22.94%
                                                                       ========     ========   ========   ========   ========
=============================================================================================================================
Ratios to Average   Expenses, excluding interest expense ...........        .49%*        .52%       .63%       .65%       .69%
Net Assets:                                                            ========     ========   ========   ========   ========
                    Expenses .......................................       1.56%*       2.39%      3.30%      3.36%      3.70%
                                                                       ========     ========   ========   ========   ========
                    Investment income--net .........................       5.93%*       6.24%      6.24%      6.29%      5.98%
                                                                       ========     ========   ========   ========   ========
=============================================================================================================================
Supplemental        Net assets, end of period (in thousands) .......   $426,050     $423,958   $424,951   $425,441   $470,683
Data:                                                                  ========     ========   ========   ========   ========
                    Portfolio turnover .............................      45.73%       66.64%     61.65%     60.96%     60.70%
                                                                       ========     ========   ========   ========   ========
=============================================================================================================================
Leverage:           Amount of borrowings outstanding, end of
                    period (in thousands) ..........................   $ 67,325     $ 67,775   $207,718   $208,501   $228,654
                                                                       ========     ========   ========   ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands) ...............   $ 75,356     $132,298   $196,232   $206,923   $226,188
                                                                       ========     ========   ========   ========   ========
                    Average amount of borrowings per share
                    during the period ..............................   $   1.75     $   3.08   $   4.57   $   4.42   $   4.39
                                                                       ========     ========   ========   ========   ========
=============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.
++    Aggregate total investment return.

See Notes to Financial Statements.


                                    10 & 11

                             Income Opportunities Fund 1999, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Income Opportunities Fund 1999, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund is anticipated to terminate on or about December 31, 1999. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IOF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.40% of the Fund's average weekly net assets from September 1, 1997 through termination of the Fund.

During the six months ended June 30, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $1,154 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $221,685,761 and $283,795,130, respectively.

Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ....................       $ 5,906,746       $ 3,742,558
Short-term investments ...................                --           (93,022)
Financial futures contracts ..............          (168,809)               --
                                                 -----------       -----------

Total ....................................       $ 5,737,937       $ 3,649,536
                                                 ===========       ===========
--------------------------------------------------------------------------------


                                    12 & 13

                             Income Opportunities Fund 1999, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,649,536, of which $5,941,266 related to appreciated securities and $2,291,730 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $488,830,850.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

Shares issued and outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

For the six months ended June 30, 1999, the average amount outstanding was approximately $75,356,000 and the daily weighted average interest rate was 6.04%.

6. Capital Loss Carryforward:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $25,785,000, of which $12,114,000 expires in 2002, $7,670,000 expires in 2003 and $6,001,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On July 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.029166 per share, payable on July 30, 1999 to shareholders of record as of July 23, 1999.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Income Opportunities Fund 1999, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
IOF


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Income Opportu-nities Fund 1999, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatil-ity of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 1999, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16390--6/99

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